MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO
SEMIANNUAL REPORT


Dear Contract Owner,                                           August 20, 1999

We are pleased to present you with the semiannual report for the Mitchell Hutchins Series Trust--Strategic Fixed Income Portfolio for the six-month period ended June 30, 1999.

MARKET REVIEW
-------------------------------------------------------------------------------
[GRAPHIC]
Bond prices ended the period lower, with long-term interest rates up almost one percentage point vs. the beginning of the period. The Treasury yield curve flattened as rates for bonds with maturities of two years rose more than those of bonds with maturities of 30 years. The overall bond market suffered losses as spreads (the difference in yield or income that securities must pay to compensate for the additional risk) over Treasurys widened. We attribute this widening to: profit-taking in the corporate and mortgage sectors; heavy net issuance of asset-backed securities, commercial mortgage-backed securities and high-yield bonds; and uncertainty about the Federal Reserve's moves.

INFLATION FEARS RESURFACE
Reassessment of inflation risk became the dominant theme driving bond yields, as the markets reacted to improving economic prospects in Asia and Latin America, rapidly growing U.S. demand, higher oil prices and fears that future wage increases would not be offset by commodity deflation. The Federal Reserve raised the federal funds rate by 0.25% on June 30 and assumed a neutral stance, meaning no predisposition to raise or lower rates at its next meeting in August.

PORTFOLIO REVIEW
-------------------------------------------------------------------------------
PERFORMANCE--TOTAL RETURNS FOR PERIODS ENDED 6/30/99

                                            Cumulative              Annualized
-------------------------------------------------------------------------------
  Six Months                                  -3.34%                    N/A
  One Year                                     0.64%                   0.64%
  Five Years                                  44.02%                   7.57%
  Since Inception 5/1/89                     105.73%                   7.48%
-------------------------------------------------------------------------------

Past performance does not guarantee future performance. Total return calculations assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Total returns for periods of less than one year are not annualized. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SEMIANNUAL REPORT


MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

[CHART]

Sector Allocation*
Corporates                        29.2%
Treasurys/Agencies                 9.4%
Net Cash & Equivalents             4.4%
Emerging Markets                   2.5%
Mortgages                         54.5%

Portfolio Characteristics*
-------------------------------------------------------------------------------
Weighted Avg Life             10.97 Yrs
Weighted Avg Duration          5.76 Yrs
Credit Quality                       AA
Weighted Avg Coupon               6.79%
-------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS

During the period, the Portfolio, before fees, lagged its benchmark, the Lehman Government/Corporate Index. The Portfolio's duration, or sensitivity to changes in interest rates, was above that of the benchmark, which detracted from returns as rates climbed. A concen-tration in intermediate maturities also hurt performance, since intermediate rates rose the most. However, the Portfolio's sector allocation, which includes an emphasis on mortgage-backed securities (54.5%*), partially offset the impact of rising rates. Mortgages outpaced Treasurys during the period as the sector's relatively high yields compensated for unfavorable price performance.

------------------------------------------------------------------------------
OUTLOOK

We think inflation will remain relatively subdued over the next six to nine months, which should foster a more stable interest rate environment. In this setting, we expect to target duration modestly above the benchmark because we think interest rates are near the top of our forecasted range. We intend to use written options and other yield-capture strategies to attempt to enhance performance, including a continued emphasis on mortgages, which offer attractive yields with minimal credit risk. We expect to underweight investment-grade corporate bonds, but exploit selective opportunities in the finance and utility sectors. In addition, the Portfolio continues to hold modest levels of high-quality, below-investment-grade and emerging market bonds to take advantage of their relatively high yields.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,



/s/ Margo Alexander                /s/ Brian M. Storms

Margo Alexander                    Brian M. Storms
Chairman and                       President and
Chief Executive Officer            Chief Operating Officer
Mitchell Hutchins                  Mitchell Hutchins
Asset Management Inc.              Asset Management Inc.


* Weightings represent percentages of portfolio assets as of June 30, 1999. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                JUNE 30, 1999(UNAUDITED)

PRINCIPAL
 AMOUNT                                                                    MATURITY            INTEREST
  (000)                                                                     DATES               RATES            VALUE
---------                                                            --------------------  ----------------   ------------
U.S. GOVERNMENT OBLIGATIONS--10.25%
  $ 150     U.S. Treasury Bonds....................................        08/15/13                 12.000%   $    210,516
    619     U.S. Treasury Inflation Index Notes....................  07/15/02 to 01/15/08            3.625         605,466
                                                                                                              ------------
Total U.S. Government Obligations (cost--$815,817).................                                                815,982
                                                                                                              ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--11.07%
    341     GNMA ARM...............................................        11/20/21                  6.125         346,783
    121     GNMA ARM...............................................        09/20/25                  6.625         122,603
    406     GNMA ARM...............................................  02/20/25 to 06/20/25            6.375         412,519
                                                                                                              ------------
Total Government National Mortgage Association Certificates
  (cost--$885,878).................................................                                                881,905
                                                                                                              ------------

COLLATERALIZED MORTGAGE OBLIGATIONS--48.27%
    177     FHLMC REMIC, Series 1614, Class QZ.....................        11/15/23                  6.500         162,210
    203     FHLMC REMIC, Series 1628, Class KZ.....................        12/15/23                  6.250         185,080
    515     FHLMC REMIC, Series 2106, Class ZD.....................        12/15/28                  6.000         430,813
    206     FNMA REMIC, Series 1991-57, Class Z....................        05/25/21                  6.500         204,806
    329     FNMA REMIC, Series 1993-112, Class ZB..................        07/25/23                  7.000         306,399
    103     FNMA REMIC, Series 1993-163, Class ZA..................        09/25/23                  7.000          99,419
    152     FNMA REMIC, Series 1993-96, Class PZ...................        06/25/23                  7.000         151,568
    340     FNMA REMIC, Series G92-40, Class ZC....................        07/25/22                  7.000         335,100
    235     FNMA REMIC, Series G93-16, Class K.....................        04/25/23                  5.000         194,169
    250     GMAC Commercial Mortgage Securities Inc.,
              Series 1998-C1, Class A2.............................        03/15/08                  6.700         245,167
     37     Greenwich Capital Acceptance Inc., Series 1991-B, Class
              A1, ARM..............................................        01/25/22                  7.600          37,530
    115     Greenwich Capital Acceptance Inc., Series 1992-LB6,
              Class A1, ARM........................................        10/25/22                  7.162         115,267
    500     Merrill Lynch Mortgage Investors Inc., Series 1993-I,
              Class A3.............................................        11/15/23                  5.683(1)      502,745
    428     Prudential Home Mortgage Securities Corp. REMIC,
              Series 1993-38, Class A7.............................        09/25/23                  6.950         380,565
    511     Residential Funding Mortgage Services REMIC,
              Series 1997-S7, Class A5.............................        05/25/27                  7.500         493,919
                                                                                                              ------------
Total Collateralized Mortgage Obligations (cost--$3,741,148).......                                              3,844,757
                                                                                                              ------------

STRIPPED MORTGAGE-BACKED SECURITIES--0.29%
     35     FNMA REMIC, Series 1993-235, Class G*(2)
              (cost--$19,402)......................................        09/25/23                 7.999+          22,972
                                                                                                              ------------

CORPORATE BONDS--31.92%
AIRLINES--7.50%
    500     United Airlines Inc....................................        02/19/15                 10.850         597,160
                                                                                                              ------------
BANKS--3.07%
    250     MBNA American Bank.....................................        12/10/02                  5.471(1)      244,749
                                                                                                              ------------
CABLE--3.30%
    250     Telecommunications Inc.................................        01/15/03                  8.250         263,068
                                                                                                              ------------
METALS & MINING--6.32%
    500     Noranda Inc............................................        08/18/00                  5.750(1)      503,183
                                                                                                              ------------

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

PRINCIPAL
 AMOUNT                                                                    MATURITY            INTEREST
  (000)                                                                     DATES               RATES            VALUE
---------                                                            --------------------  ----------------   ------------
CORPORATE BONDS--(CONCLUDED)
SECURITY & ASSET MANAGEMENT--3.15%
  $ 250     Goldman Sachs Group LP.................................        06/15/00                  6.375%   $    251,042
                                                                                                              ------------
TOBACCO--2.65%
    200     Philip Morris Companies Inc............................        10/15/03                  8.250         211,274
                                                                                                              ------------
YANKEE--5.93%
    200     Gulf Canada Resources Ltd..............................        08/15/99                  9.000         200,000
    100     Nacional Financiera....................................        05/08/03                  6.875          89,829
    100     National Power Corp....................................        05/15/28                  9.625          87,322
    100     Petroleos Mexicanos....................................        09/15/27                  9.500          94,250
                                                                                                              ------------
                                                                                                                   471,401
                                                                                                              ------------
Total Corporate Bonds (cost--$2,613,842)...........................                                              2,541,877
                                                                                                              ------------

INTERNATIONAL GOVERNMENT OBLIGATIONS--2.73%
    122     Republic of Argentina..................................        04/01/01                  4.912         117,733
    100     United Mexican States..................................        04/07/04                  8.750         100,000
                                                                                                              ------------
Total International Government Obligations (cost--$216,513)........                                                217,733
                                                                                                              ------------

SHORT-TERM CORPORATE OBLIGATIONS--1.22%
    100     Williams Holdings Of Delaware Inc. (cost--$98,457).....        01/25/00                  6.120@         96,781
                                                                                                              ------------

SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@--1.62%
    100     Federal Home Loan Bank Consolidated Discount Note......        07/23/99                  5.020          99,693
     30     U.S. Treasury Bills++..................................        09/16/99         4.535 to 4.540          29,709
                                                                                                              ------------
Total Short-Term U.S. Government and Agency Obligations
  (cost--$129,401).................................................                                                129,402
                                                                                                              ------------

REPURCHASE AGREEMENT--1.91%
    152     Repurchase Agreement dated 06/30/99 with State Street
              Bank & Trust Company, collateralized by $155,000 U.S.
              Treasury Notes, 5.250% due 01/31/01
              (value--$157,325); proceeds: $152,017
              (cost--$152,000).....................................        07/01/99                  4.000         152,000
                                                                                                              ------------
Total Investments (cost--$8,672,458)--109.28%......................                                              8,703,409
Liabilities in excess of other assets--(9.28)%.....................                                              (739,107)
                                                                                                              ------------
Net Assets--100.00%................................................                                           $  7,964,302
                                                                                                              ------------
                                                                                                              ------------

-----------------

* Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
+      Estimated yield to maturity at June 30, 1999.
++     Entire amount pledged as collateral for future transactions.
@      Interest rates shown are discount rates at date of purchase.
ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of June 30, 1999.
REMIC  Real Estate Mortgage Investment Conduit.
(1) Floating rate securities--The interest rates shown are the current rates as of June 30, 1999.
(2)    Illiquid securities representing 0.29% of net assets.

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

NUMBER OF                                                                                     EXPIRATION
CONTRACTS                                                                STRIKE PRICE            DATE            VALUE
---------                                                            --------------------  ----------------   ------------
WRITTEN OPTIONS

      1     U.S. Treasury Bond Futures Calls.......................        $118              August 1999        $   672
      4     U.S. Treasury Bond Futures Calls.......................         124              August 1999            125
      3     U.S. Treasury Bond Futures Puts........................         108              August 1999            234
      4     U.S. Treasury Bond Futures Puts........................         114              August 1999          3,000
                                                                                                                -------
                                                                                                                $ 4,031
                                                                                                                -------
                                                                                                                -------

FUTURES CONTRACTS

                                                         IN          EXPIRATION       UNREALIZED
                 CONTRACTS TO RECEIVE               EXCHANGE FOR        DATES        APPRECIATION
     ---------------------------------------------  ------------   ---------------   ------------
1    U.S. 5 Year Treasury Notes...................   $  107,750     September 1999   $      1,250
10   U.S. 10 Year Treasury Notes..................    1,106,484     September 1999          5,391
2    90 Day Euros.................................      470,850         March 2000            204
1    90 Day Euros.................................      234,888          June 2000            213
                                                                                     ------------
                                                                                     $      7,058
                                                                                     ------------
                                                                                     ------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                     JUNE 30, 1999(UNAUDITED)

ASSETS
Investments, at value (cost--$8,672,458)...............................................................  $8,703,409
Cash denominated in foreign currencies, at value (cost--$16,928).......................................      16,142
Interest receivable....................................................................................      86,639
Receivable for investments sold........................................................................     203,245
Receivable for variation margin........................................................................      13,485
Other assets...........................................................................................         781
                                                                                                         ----------
Total assets...........................................................................................   9,023,701
                                                                                                         ----------

LIABILITIES
Payable for investments purchased......................................................................   1,028,966
Payable to investment adviser and administrator........................................................       3,331
Outstanding options written (premium received $4,920)..................................................       4,031
Accrued expenses and other liabilities.................................................................      23,071
                                                                                                         ----------
Total liabilities......................................................................................   1,059,399
                                                                                                         ----------

NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--764,533 (unlimited number authorized)......   7,889,578
Undistributed net investment income....................................................................     237,055
Accumulated net realized losses from investments.......................................................    (200,443)
Net unrealized appreciation of investments and other assets and liabilities denominated in foreign
  currencies...........................................................................................      38,112
                                                                                                         ----------
Net assets.............................................................................................  $7,964,302
                                                                                                         ----------
                                                                                                         ----------
Net asset value, offering price and redemption value per share.........................................      $10.42
                                                                                                         ----------
                                                                                                         ----------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                                                    FOR THE SIX
                                                                                                                   MONTHS ENDED
                                                                                                                   JUNE 30, 1999
                                                                                                                    (UNAUDITED)
                                                                                                                 -----------------
INVESTMENT INCOME:
Interest.......................................................................................................     $   306,032
                                                                                                                 -----------------

EXPENSES:
Investment advisory and administration.........................................................................          22,288
Legal and audit................................................................................................          18,807
Reports and notices to shareholders............................................................................          17,534
Trustees' fees.................................................................................................           3,750
Custody and accounting.........................................................................................           3,709
Transfer agency fees and related service expenses..............................................................             750
Other expenses.................................................................................................             813
                                                                                                                 -----------------
                                                                                                                         67,651
                                                                                                                 -----------------
Net investment income..........................................................................................         238,381
                                                                                                                 -----------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
    Investments................................................................................................          26,090
    Futures and written options contracts......................................................................        (253,234)
    Foreign currency transactions..............................................................................            (272)
Net change in unrealized appreciation/depreciation of:
    Investments................................................................................................        (356,954)
    Futures and written options................................................................................          37,202
    Other assets, liabilities and forward contracts denominated in foreign currencies..........................            (623)
                                                                                                                 -----------------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES..................................................        (547,791)
                                                                                                                 -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................................     $  (309,410)
                                                                                                                 -----------------
                                                                                                                 -----------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                FOR THE SIX
                                                                                               MONTHS ENDED       FOR THE YEAR
                                                                                               JUNE 30, 1999          ENDED
                                                                                                (UNAUDITED)     DECEMBER 31, 1998
                                                                                             -----------------  -----------------
FROM OPERATIONS:
Net investment income......................................................................    $     238,381      $     616,028
Net realized gains (losses) from investments, futures and options contracts and currency
  transactions.............................................................................         (227,416)           216,864
Net change in unrealized appreciation/depreciation of investments, futures and options
  contracts, other assets and liabilities denominated in foreign currencies................         (320,375)            26,839
                                                                                             -----------------  -----------------
Net increase (decrease) in net assets resulting from operations............................         (309,410)           859,731
                                                                                             -----------------  -----------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income......................................................................         --                 (601,127)
Net realized gains from investments........................................................         --                  (80,466)
                                                                                             -----------------  -----------------
                                                                                                    --                 (681,593)
                                                                                             -----------------  -----------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares.......................................................          372,734            866,068
Cost of shares repurchased.................................................................       (2,249,423)        (2,114,052)
Proceeds from dividends reinvested.........................................................          681,594            647,827
                                                                                             -----------------  -----------------
Net decrease in net assets from beneficial interest transactions...........................       (1,195,095)          (600,157)
                                                                                             -----------------  -----------------
Net decrease in net assets.................................................................       (1,504,505)          (422,019)

NET ASSETS:
Beginning of period........................................................................        9,468,807          9,890,826
                                                                                             -----------------  -----------------
End of period (including undistributed net investment income of $237,055 at June 30,
  1999)....................................................................................    $   7,964,302      $   9,468,807
                                                                                             -----------------  -----------------
                                                                                             -----------------  -----------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Mitchell Hutchins Series Trust-Strategic Fixed Income Portfolio (the "Portfolio") is a non-diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of each Portfolio are offered only to insurance company separate accounts that fund benefits under certain variable annuity contracts.

  The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolio, or by the Portfolio's sub-adviser, Pacific Investment Management Company ("PIMCO"). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

  Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

  FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period.

(2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

  Although the Portfolio's net assets including the market values of the Portfolio's investments are presented at the foreign exchange rates at the close of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign-denominated assets and liabilities at the year-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

  OPTION WRITING--When the Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the option.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  FUTURES CONTRACTS--Upon entering into a financial futures contract, the Portfolio is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

  Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Portfolio primarily uses financial futures contracts for hedging purposes or to manage the average duration of the Portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

  REVERSE REPURCHASE AGREEMENTS--The Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. For the six months ended June 30, 1999 the Portfolio did not engage in reverse repurchase agreements.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

  Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the portfolio is authorized to invest.

  The ability of the issuers of debt securities, including mortgage-and-asset-backed securities held by the Portfolio, to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage-and-asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

WRITTEN OPTION ACTIVITY

  Transactions in options written for the six months ended June 30, 1999 were as follows:

                                                                                        NUMBER OF    AMOUNT OF
                                                                                         OPTIONS     PREMIUMS
                                                                                       -----------  -----------

Options outstanding at December 31, 1998.............................................          12    $   5,592
Options written......................................................................          42       21,628
Options terminated in closing purchase transactions..................................         (12)      (3,063)
Options expired......................................................................         (30)     (19,237)
                                                                                       -----------  -----------
Options outstanding at June 30, 1999.................................................          12    $   4,920
                                                                                       -----------  -----------
                                                                                       -----------  -----------

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's board of trustees has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the advisory contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued at an annual rate 0.50% of the Portfolio's average daily net assets.

  Under separate contracts, Mitchell Hutchins pays PIMCO to serve as the sub-adviser of the Portfolio. Mitchell Hutchins (not the Portfolio) pays the sub-adviser a fee, computed daily and paid monthly, at an annual rate of 0.25% of Portfolio's average daily net assets.

SECURITIES LENDING

  The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber is the Portfolio's lending agent. For the six months ended June 30, 1999, the Portfolio had no security lending activity.

BANK LINE OF CREDIT

  The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowing. For the six months ended June 30, 1999, the Portfolio did not borrow under the Facility.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at June 30, 1999 was substantially the same as the cost of securities for financial statement purposes.

  At June 30, 1999, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost).................   $ 154,773
Gross depreciation (investments having an excess of cost over value).................    (123,822)
                                                                                       -----------
Net unrealized appreciation of investments...........................................   $  30,951
                                                                                       -----------
                                                                                       -----------

  For the six months ended June 30, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $12,693,160 and $14,001,487, respectively.

FEDERAL TAX STATUS

  The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

SHARES OF BENEFICIAL INTEREST

  There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for the Portfolio was as follows:

                                                                            FOR THE SIX         FOR THE
                                                                            MONTHS ENDED      YEAR ENDED
                                                                           JUNE 30, 1999   DECEMBER 31, 1998
                                                                           --------------  -----------------
Shares sold..............................................................        35,124           78,182
Shares redeemed..........................................................      (212,392)        (190,121)
Dividends reinvested.....................................................        63,345           60,544
                                                                           --------------       --------
Net decrease.............................................................      (113,923)         (51,395)
                                                                           --------------       --------
                                                                           --------------       --------

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                           FOR THE SIX
                                          MONTHS ENDED                      FOR THE YEARS ENDED DECEMBER 31,
                                          JUNE 30, 1999     -----------------------------------------------------------------
                                           (UNAUDITED)        1998          1997          1996          1995          1994
                                          -------------     ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period....     $10.78         $   10.64     $   10.21     $   10.61     $   10.34     $   11.93
                                             ------         ---------     ---------     ---------     ---------     ---------
Net investment income...................       0.31              0.70          0.69          0.70          0.88          0.85
Net realized and unrealized gains
 (losses) from investments, futures and
 options................................      (0.67)             0.21          0.44         (0.31)         1.03         (1.49)
                                             ------         ---------     ---------     ---------     ---------     ---------
Net increase (decrease) from investment
 operations.............................      (0.36)             0.91          1.13          0.39          1.91         (0.64)
                                             ------         ---------     ---------     ---------     ---------     ---------
Dividends from net investment income....     --                 (0.68)        (0.70)        (0.70)        (0.88)        (0.85)
Distributions from net realized gains on
 investments............................     --                 (0.09)       --             (0.09)        (0.76)        (0.10)
                                             ------         ---------     ---------     ---------     ---------     ---------
Total dividends and distributions.......       0.00             (0.77)        (0.70)        (0.79)        (1.64)        (0.95)
                                             ------         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period..........     $10.42         $   10.78     $   10.64     $   10.21     $   10.61     $   10.34
                                             ------         ---------     ---------     ---------     ---------     ---------
                                             ------         ---------     ---------     ---------     ---------     ---------
Total investment return (1).............      (3.34)%            8.62%        11.00%         3.79%        18.51%        (5.34)%
                                             ------         ---------     ---------     ---------     ---------     ---------
                                             ------         ---------     ---------     ---------     ---------     ---------
Ratios/Supplemental Data:
Net assets, end of period (000's).......     $7,964         $   9,469     $   9,891     $  10,689     $  13,741     $  17,020
Expenses to average net assets..........       1.52%*            1.10%+        1.00%         1.52%         0.99%         0.89%
Net investment income to average net
 assets.................................       5.35%*            5.88%         6.04%         5.88%         6.35%         6.64%
Portfolio turnover......................        143%              245%          175%          317%          234%           54%

-----------------
+ Includes 0.14% of interest expense related to the repurchase agreements entered into during the year ended December 31, 1998.

*  Annualized

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total return for periods of less than one year has not been annualized.

SEMIANNUAL REPORT

----------------------------------------
MITCHELL
HUTCHINS SERIES
TRUST


STRATEGIC FIXED
INCOME PORTFOLIO




JUNE 30, 1999


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